EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Form S-8 (No. 333-79677) of theglobe.com, inc. of our report dated March 19, 1999, except for Note 16, for which the date is April 9, 1999, relating to the consolidated financial statements of Attitude Network, Ltd., which appear in the Amendment to Current Report on Form 8-K/A of theglobe.com, inc.




                                             /s/ PricewaterhouseCoopers LLP
                                             ------------------------------
                                                 PricewaterhouseCoopers LLP


Tampa, Florida
October 15, 1999